EXHIBIT 10(l)(2)

                         1997 MANAGEMENT INCENTIVE PLAN

                            SUMMARY PLAN DESCRIPTION

I. Purpose

The purpose of the Management Incentive Plan ("MIP") is to recognize and reward exceptional performance that contributes to the overall profitability and growth of the corporation. It provides financial rewards and recognition based on company and individual performance.

II. Eligibility

Employees in salary grades 12 and above are eligible to participate in the plan. An employee who is eligible, however, is not guaranteed bonus status, receipt of an award or to continue participation. An employee's capacity for their position to measurably impact the success of the organization is a criterium for participation, and rates of participation in the lower eligible grade levels can be reduced or eliminated. Senior management in each business unit can nominate participants at any point in the year, subject to the provisions of Article XI
(C), based on the overall performance of the operating unit and the individual's contribution during the Plan Year. Nominations are subject to approval by the Compensation Committee of the Board of Directors.

III. Definitions

         A. "Base Salary" equals the gross earnings for the portion of the Fiscal Year during which the participant was in the particular Company salary grade for which the computation is being made. It does not include MIP awards, non-recurring earnings, such as moving expenses or any allowances, or salary continuation or other payments while on an approved Leave of Absence, and is based on salary earnings before reductions for such items as insurance and pension plan contributions.

         B. Company Profit Target means operating profit goals as determined in Section VI.

         C. Conversion Percentage shall be the figure set forth in Exhibit B for any particular MIP Component Attainment Percentage. This could range from 0 - 100% on Individual Performance, 85% - 105+% on the others.

         D.       Net Sales Targets means net sales as determined in Section VI.

         E. Company Cash Flow Performance Targets means Company Profit plus depreciation less changes in working capital and capital expenditures, in each case as determined in Section VI.

         F. Individual Performance shall be established by objectives articulated early in the plan year by each employee's supervisor. Following the completion of the plan year, each
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                  employee's performance against these objectives will be rated by the supervisor on a 0 - 100% completion scale.

         G. Indexed Attainment of Plan means the weighted sum of the following conversion percentages with the following weights:

                  (1)      For all participants other than the CEO:

                               Net Sales                           25%
                               Company Profit                      25%
                               Company Cash Flow                   25%
                               Individual Performance              25%

                  (2)      For the CEO:

                               Net Sales                           25%
                               Company Profit                      50%
                               Company Cash Flow                   25%

         H. MIP Component Attainment Percentage for each of Net Sales, Company Profit and Company Cash Flow for any year is the actual Company performance for such measure divided by the Target for such measure.

IV. Award Earned

A participant in the Plan shall be eligible for an award based on individual and company performance which is computed in accordance with the following formula:

      Bonus level as             Indexed             Base            Potential
    a % of Base Salary    X    Attainment     X     Salary     =      Award
                                 of Plan

         (See Exhibit D for specific examples)

Where:

o        "Bonus level as a % of Base Salary" is set forth in Exhibit A.

o        "Indexed Attainment of Plan" has the meaning set forth in Section III,
         (F).

o        "Base Salary" has the meaning set forth in Section III, (A).

V.       Split Award Component

The award earned is prorated for those executives who have a bonus composition based on the
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performance of more than one business unit or, whose bonus level has been changed during the MIP year, or who have been hired or promoted into a bonus level during the MIP year.


The formula for calculating split award earned is:

Percent of          Bonus                                          Potential
Fiscal Year         Award as          Indexed         Base         Award earned
Associated       X  a % of Base   X   Attainment  X  Salary    =   Based on
with Business       Salary            of Plan        (during       Business Unit
Unit A                                               eligible      A (or changed
(or changed                                          period)       bonus level/
bonus level/salary)                                                salary)

                  The calculation is repeated for each business unit or bonus level the award is based on.

                   The award earned for each business unit or bonus level are added together to arrive at total award earned.

VI. Targets and Payout Ranges

The targets used for incentive purposes shall be proposed by the business unit based on its annual business plan. Targets and payout ranges shall be determined and approved by the CEO, or in the case of the bonus of the CEO, by the Compensation Committee of the Board of Directors of the Company.

VII. Participant Bonus Calculation

Each participant's bonus shall be calculated by the Chief Financial Officer of the Company and in the case of the bonus of the CEO, by the Compensation Committee of the Board of Directors of the Company.

VIII. Computation and Disbursement of Funds

Promptly after the close of the Fiscal Year, the CEO, and in the case of the CEO, the Compensation Committee shall review and approve for each participant a final Bonus Award. Payment of the Awards shall be made promptly thereafter by check, unless an Irrevocable Deferred Payment Election has been filed with the Corporate Human Resources Department in accordance with Section IX below.

U.S. Expatriate participants will receive payment in U.S. dollars.

Local Nationals and Third Country Nationals shall receive payment in the currency of the country in which they are employed.
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                                                                               4


IX. Deferred Payment Election

Participants in the MIP have the opportunity to defer the current receipt of all or a portion of their awards and under certain options as the Company allows. For deferral to be effective, an Irrevocable Deferred Payment Election Form must be filed with the Corporate Human Resources Department within 30 days of the receipt of plan deferral documents by a participant in the plan. The deferred account for 1997 will be credited at the end of each fiscal quarter with interest, defined as the prime interest rate in effect at the beginning of each such fiscal quarter at the Chemical Bank (or its successor).

Other terms and conditions are expressly specified in the Irrevocable Deferral Payment Election Form. (Exhibit C)

All payments of awards shall be reduced by amounts required to be withheld for taxes.

X. Changes To Awards

The CEO has sole discretion to amend MIP awards based upon an equitable treatment of plan participants for all participants in the Plan other than the CEO.

XI. Partial Awards

         A. Promptly after the close of the Fiscal Year and at the sole discretion of the CEO a participant may be entitled to the payment of a partial financial award if prior to the end of the Fiscal Year, a participant:

               o    Dies,

               o Retires (i.e., is eligible to immediately begin to receive retirement benefits under a company sponsored retirement plan),

               o    Becomes permanently disabled,

               o    Transfers to a position not entitled to bonus participation,

               o    Enters military service,

               o    Takes an approved leave of absence,

               o    Is elected to public office,

               However, no partial financial award will be paid if the participant voluntarily or involuntarily leaves prior to the date of award distribution.

         B.    Partial financial awards will be computed in accordance with
               Section V based on the achievement of applicable targets for the entire Plan Year and on Base Salary earned in the Plan Year during employment.
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         C.    Participants hired or promoted into a grade level eligible for participation during the first, second or third quarter of a Plan Year and who are employed through the end of the Plan Year shall be eligible for an award based on their Base Salary earnings during the eligible portion of the Plan Year and on the achievement of applicable financial targets. Participants hired or promoted during the fourth quarter of the Plan Year will not be eligible for a partial award.

         D. All partial awards will be paid following the end of the Plan Year at such time as payments under the plan are customarily made.

XII. Administration

This Plan shall be administered by the Corporate Human Resources Department, subject to the control and supervision of the CEO of the Company. With respect to the CEO, the Plan shall be administered by the Compensation Committee of the Board of Directors which shall have the powers described in Section XIII to the extent applicable.

XIII. Reservations To Management

The Company hereby reserves the absolute authority to select the individuals eligible to participate in the Plan and to make exceptions, and to determine the extent of participation of any individual or individuals in the Plan. The establishment of this Plan, the granting of an incentive payment, or any other action at any time taken by the Company, its Chief Executive Officer, or other officer or officers of the Company, or by its or their authority, shall not constitute any contract with, or confer any legal or equitable right (except as to the rights accrued with respect to previously earned and deferred awards) upon any employee or other person whomsoever as against the Company, or any of its subsidiary or affiliated corporations, or against any officer, director, stockholder, or employee of any such corporation. Any action taken hereunder shall not be held or construed to create a contract that any employee shall be retained in the service of the Company, or any of its subsidiary or affiliated corporations, and the Company expressly reserves unaffected hereby, its right to discharge, without liability other than for salary due and unpaid, any employee whenever its interest, in its judgement, so requires.

The decision of the Chief Executive Officer of the Company as to the facts in any case arising hereunder, and the meaning and intent of any provision hereof, or of its application, shall be final and conclusive.

The Company expressly reserves the right and power, acting through its Board of Directors or its Chief Executive Officer, to (a) alter, amend, or annul any of the provisions of this Plan at any time, and from time to time, or (b) terminate this Plan at any time, or (c) at any time (including subsequent to the end of the fiscal year, but before awards are paid) terminate and rescind the participation of any individual or individuals in this Plan.

This Plan and any action taken thereunder are subject to all federal and state laws and regulations now in effect, or which may be enacted or promulgated.
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                                                                       EXHIBIT A

                             PLAYTEX PRODUCTS, INC.
                                     FY 1997
                           COMPUTATION OF MIP AMOUNTS

Composition of Bonus

The bonus will be composed of a financial award, based on the Indexed Attainment of Plan of one or more business units.

                                          Target
                Grade Level              Bonus %
                -----------              -------

                     12                     10%

                     11                     10%

                     10                     15%

                     9                      20%

                     8                      25%

                     7                      30%

                     6                      35%

                     5                      40%

                     4                      50%

                     3                      75%

                     2                     100%
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                                                                       EXHIBIT B

                             PLAYTEX PRODUCTS, INC.

                        MANAGEMENT INCENTIVE PLAN - 1997

                  ACHIEVEMENTS REQUIRED FOR BONUS PARTICIPATION

                 (To Be Used With Company Cash Flow Performance,
                  Net Sales Targets, and Company Profit Target)

               MIP COMPONENT
           ATTAINMENT PERCENTAGE                CONVERSION (%)
           ----------------------               --------------
                    105.+                           150.0
                    104                             140.0
                    103                             130.0
                    102                             120.0
                    101                             110.0

                    100                             100.0
                     99                              96.67
                     98                              93.33
                     97                              90.0
                     96                              86.67

                     95                              83.33
                     94                              80.00
                     93                              76.67
                     92                              73.34
                     91                              70.0

                     90                              66.66
                     89                              63.33
                     88                              60.0
                     87                              56.63
                     86                              53.34
                     85                              50.0

================================================================================

                  ACHIEVEMENTS REQUIRED FOR BONUS PARTICIPATION
                    (To Be Used With Individual Performance)

               MIP Component                     Conversion
           Attainment Percentage                 Percentage
           ---------------------                 ----------
                    100%                            150
                     90%                            125
                     80%                            100
                     70%                             75
                     60%                             50
                    <60%                              0
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                                                                       EXHIBIT C

                             PLAYTEX PRODUCTS, INC.
                            MANAGEMENT INCENTIVE PLAN
                                      1997

1. PARTICIPANT (PLEASE PRINT)

         Name _____________________________    SS# ______/_______/_______

2. PAYMENT ALTERNATIVES

         As a participant in the Company's Management Incentive Plan (the "Plan"), I may be eligible to receive a bonus award during the first quarter of 1997 for the current plan year, 1997. I wish to receive any such bonus award as follows: (check one)

         A. |_| CURRENT CASH PAYMENT - 100% of such bonus award paid in a lump sum on a current basis in the first quarter of 1997. (Do not complete other sections. Sign, date and return this form.)

         B. |_| DEFERRED PAYMENT - I hereby irrevocably agree with the Company that in lieu of receiving such bonus award in a lump sum in the first quarter of 1997, I elect to defer a portion or all of such bonus award as follows:

                  (Must be in increments of 10%)

                  ______%  Current Cash Payment (as defined above).

                  ______%  Deferred until (specify year: 1998, 1999, 2000, 2001,
                           2002) and paid * as follows: (check one)

                  |_|      (i)  in a lump sum in the year specified above;
                                or

                  |_|      (ii) over a period of years (specify number of
                                years 2 to 5) in equal annual payments,
                                starting in the year specified above.

                  ______% Deferred until retirement (must complete Section 3 below).

                     100% TOTAL
                     ====
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3.       PAYMENT DEFERRED UNTIL RETIREMENT
         * (Complete this section only if you elected payment deferred until retirement in Section 2 above.)

         The election in this section will apply only if you retire and at that time are eligible to start receiving benefits under a Company-sponsored qualified retirement plan AND you are at least 55 years of age on your last day of active employment AND you are not terminated by the Company for cause.

         I elect to receive any payment deferred until retirement as follows:
         (check one)

         A. |_| In a lump sum at the time of retirement (i.e. as soon after retirement as administratively feasible); or

         B.  |_|  In a lump sum paid* in the year following retirement; or

         C. |_| In equal annual installments beginning in the year following retirement and paid* over a period of __________ years (specify number of years 2 to 10).

4.       TERMINATION (MUST BE COMPLETED BY ALL PARTICIPANTS ELECTING DEFERRED
         PAYMENT)

         (a) If my employment terminates before I am eligible to receive any payment deferred pursuant to Section 2 above, excluding a payment deferred until retirement, I elect such deferred payment to be made as follows: (check one)

                  A.  |_|  As soon after termination as administratively
                           feasible; or

                  B.  |_|  In the year following the year of my termination*; or

                           * Deferred payments will be made in the first quarter of the Company's fiscal year, at the time when bonus awards are customarily paid.

                  C.  |_|  On the dates and at the percentages selected in
                           Section 2 above, irrespective of my termination.

         (b) (Complete this subsection only if you elected payment deferred until retirement in Section 2 above).

                  If my employment terminates and I have elected payment deferred until retirement which I am ineligible to receive pursuant to Section 3 above, I elect such deferred payment to be made as follows: (check one)

                  A.  |_|  As soon after termination as administratively
                           feasible; or

                  B.  |_|  In the year following the year of my termination.*

         (c) Any employee terminated for cause will be deemed to have elected to receive all deferred payments as soon after termination as administratively feasible.
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I understand that my deferred account will be credited at the end of each fiscal quarter with interest at a rate equal to the prime interest rate at the beginning of each such fiscal quarter announced by Chemical Bank.

I also understand that no funds will be segregated for my benefit, that I will have no interest in such deferred amounts until I am entitled to payment of such; and that such amounts will be subject to the claims of the Company's other creditors until paid to me; and that if I die prior to receipt of all deferred payments, the entire amount of my deferral account will be paid to my designated beneficiary of my Company life insurance, or if there is no such beneficiary at the time of my death, to my estate.

I agree that:

A. Once this form is signed and returned, my elections for deferral cannot be altered and are irrevocable.

B. If I return this form with no choice marked, or if this election form is not returned, the award will be paid in cash at the time payments are made for the current plan year.

C. If I elect deferred payments, but my bonus award is less than $10,000, it will be paid in a single current cash payment.

Income deferred is includable as earnings for the purpose of determining profit sharing contributions only in the year it is received, provided the individual is actively employed at the time of receipt. Therefore, such deferred income will not be includable as earnings for profit sharing benefits in the current year.

I may request acceleration of payment of my deferral account if I incur a heavy financial hardship for which funds are not reasonably available from other sources. Such request must be submitted to the Company's Chief Human Resources officer, and supported by evidence satisfactory to the Company's Compensation Committee or other committee designated by the Company's Board of Directors to make such determinations. Decisions of the Committee will be final. If approved, hardship distribution will be made only in the amount necessary to eliminate the hardship.

The rights of the Employee under this agreement are not subject to assignment, transfer or alienation, except as may be required by law. The payments shall, however, be subject to any applicable payroll or other taxes required to be withheld.


                                       EMPLOYEE SIGNATURE: _____________________


                                       DATE: ____________________

ACCEPTED BY:
PLAYTEX PRODUCTS, INC.

BY: _____________________

UPON COMPLETION OF THIS ELECTION FORM RETURN TO CORPORATE HUMAN RESOURCES
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                                                                       EXHIBIT D
                                MIP CALCULATIONS

----------------------------------------------------------------------------------------------------------------------------------
                    Company Cash                          Net                            Company                   Individual
                  Flow Performance                   Sales Target                     Profit Target                Performance
----------------------------------------------------------------------------------------------------------------------------------
Example A       100% of Goal Reached              90% of Goal Reached             105% of Goal Reached        100% of Goal Reached

                  100% x .25 = .25               66.66% x .25 = .1667               150% x .25 = .375           150% x .25 = .375
----------------------------------------------------------------------------------------------------------------------------------
                                         Indexed Attainment of Plan = 116.67%
----------------------------------------------------------------------------------------------------------------------------------
Example B        90% of Goal Reached              95% of Goal Reached              95% of Goal Reached        100% of Goal Reached

                66.66% x .25 = .1667             83.33% x .25 = .2083             83.33% x .25 = .2083          150% x .25 = .375
----------------------------------------------------------------------------------------------------------------------------------
                                          Indexed Attainment of Plan = 95.83%
----------------------------------------------------------------------------------------------------------------------------------
Example C        80% of Goal Reached              90% of Goal Reached              90% of Goal Reached        100% of Goal Reached

                     0 x .25 = 0                 66.66% x .25 = .1667             66.66% x .25 = .1667          150% x .25 = .375
----------------------------------------------------------------------------------------------------------------------------------
                                          Indexed Attainment of Plan = 70.84%
----------------------------------------------------------------------------------------------------------------------------------

 ASSUMING BASE SALARY OF $50,000 and BONUS LEVEL AS % OF BASE SALARY OF 10.00%:

                            Indexed
               Bonus       Attainment        Base         Potential
               Level        of Plan         Salary          Award
               -----        -------         ------          -----

In Ex. A:      10.00%   x   116.67%    x   $50,000    =    $5,834

In Ex. B:      10.00%   x     95.83%   x   $50,000    =    $4,792

In Ex. C:      10.00%   x     70.84%   x   $50,000    =    $3,542